SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 27, 2002

J2 COMMUNICATIONS
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-15284 (Commission File No.)	95-4053296 (I.R.S. Employer Identification No.)

10850 Wilshire Blvd., Suite 1000
Los Angeles, CA 90024
(Address of principal executive officer)

(310) 474-5252
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosures
Item 7. Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Item 5. Other Events and Regulation FD Disclosures

This Current Report on Form 8-K is being filed to report the event described in the press release attached hereto as Exhibit 99.1 and incorporated by reference.

Item 7. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 27, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 27, 2002	J2 COMMUNICATIONS

	By	/s/ JAMES P. JIMIRRO

James P. Jimirro
President & CEO

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